Exhibit 99.2

For additional information contact:

John K. Stephens, Jr.

President and

Chief Executive Officer

(904) 998-5525

Tracy L. KEEGAN NAMED CHIEF FINANCIAL OFFICER

OF ATLANTIC COAST FINANCIAL CORPORATION

JACKSONVILLE, Fla. (May 20, 2015) – Atlantic Coast Financial Corporation (the "Company," NASDAQ: ACFC), the holding company for Atlantic Coast Bank (the "Bank"), today announced that Tracy L. Keegan has been named Executive Vice President and Chief Financial Officer of the Company. Keegan has served the Bank in this capacity since March 30, 2015.

Keegan is a senior financial executive with over 25 years of experience running various business units within the banking sector, including significant leadership roles driving strategic growth and developing organizational culture. She has a broad technical knowledge in all aspects of finance, accounting and bank operations and will report directly to John K. Stephens, President and Chief Executive Officer of the Company and the Bank.

"Keegan's role is essential to the continued financial strength of Atlantic Coast Bank and advancing our company as the premier community bank in the markets we serve," said Stephens. "She will closely monitor the Bank's fiscal position, providing counsel to the Board of Directors while working with our team to establish and expand relationships with both new and existing customers. We are fortunate to have someone with her considerable experience join our team."

Most recently, Keegan consulted with the Seminole Tribe of Florida, Inc. to assist the organization in reviewing the potential purchase of a bank. During that process, Keegan analyzed more than 100 banks and performed due diligence on several institutions, allowing the Tribe to enter into a purchase agreement within 90 days. For the two years prior to being retained by the Tribe, Keegan was the Executive Vice President, Chief Financial Officer and Chief Operating Officer for First Southern Bank and the Executive Vice President, Treasurer and Corporate Secretary for First Southern Bancorp, Inc.

About the Company

Atlantic Coast Financial Corporation is the holding company for Atlantic Coast Bank, a federally chartered and insured stock savings bank. It is a community-oriented financial institution serving Northeast Florida and Southeast Georgia markets. Investors may obtain additional information about Atlantic Coast Financial Corporation on the Internet at www.AtlanticCoastBank.net, under Investor Relations.

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ACFC Names Keegan CFO

May 20, 2015

Forward-looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally are identifiable by the use of forward-looking terminology such as "believe," "expects," "may," "will," "should," "plan," "intend," "on condition," "target," "estimates," "preliminary," or "anticipates" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. Moreover, forward-looking statements in this release include, but are not limited to, those relating to: exploration of additional avenues for expansion and pursuit of strategic alternatives. The Company's consolidated financial results and the forward-looking statements could be affected by many factors, including but not limited to: general economic trends and changes in interest rates; increased competition; changes in demand for financial services; the state of the banking industry generally; uncertainties associated with newly developed or acquired operations; and market disruptions. Further information relating to factors that may impact the Company's results and forward-looking statements are disclosed in the Company's filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date of this release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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